SUPPLEMENT TO THE SUMMARY PROSEPCTUSES, PROSPECTUSES

and STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO LARGE CAP STOCK FUNDS

Wells Fargo Intrinsic Value Fund
 (the “Fund”)

Jeffery Peck has announced his intention to retire from Wells Capital Management Incorporated by

July 31, 2017 and he will continue to serve as a portfolio manager of the Fund through that time. After

July 31, 2017, all references to Jeffrey Peck in the Fund’s prospectuses and Statement of Additional Information are hereby removed.

Miguel E. Giaconi, CFA and Jean-Baptiste Nadal, CFA, will continue as portfolio managers of the Fund.

June 6, 2017                                                                                                                       LCIT067/P104SP